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                                                                   EXHIBIT 99.14




         CONSENTS OF PERSONS NAMED TO BECOME DIRECTORS OF THE REGISTRANT
                WHO HAVE NOT SIGNED THIS REGISTRATION STATEMENT.
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              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR



      Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Michael A. Singer, hereby consent to be named as a person about to become a director of Synetic, Inc. in the Registration Statement on Form S-4 of Synetic, Inc.


Dated: June 17, 1999                            /s/ Michael A. Singer
                                                ----------------------------
                                                Michael A. Singer


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              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR



      Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, John H. Kang, hereby consent to be named as a person about to become a director of Synetic, Inc. in the Registration Statement on Form S-4 of Synetic, Inc.


Dated: June 17, 1999                            /s/ John H. Kang
                                                ----------------------
                                                John H. Kang


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            CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR



      Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Chris Peifer, hereby consent to be named as a person about to become a director of Synetic, Inc. in the Registration Statement on Form S-4 of Synetic, Inc.


Dated: June 18, 1999                            /s/ Chris Peifer
                                                ----------------------
                                                Chris Peifer


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              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR


      Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Courtney Jones, hereby consent to be named as a person about to become a director of Synetic, Inc. in the Registration Statement on Form S-4 of Synetic, Inc.


Dated: June 17, 1999                            /s/ Courtney Jones
                                                ------------------------
                                                Courtney Jones


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            CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR



      Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Ray Kurzweil, hereby consent to be named as a person about to become a director of Synetic, Inc. in the Registration Statement on Form S-4 of Synetic, Inc.


Dated: June 18, 1999                            /s/ Ray Kurzweil
                                                ----------------------
                                                Ray Kurzweil